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                                                                   EXHIBIT 10.2

                          AMENDMENT TO LOAN AGREEMENT

         THIS AMENDMENT TO LOAN AGREEMENT ("Amendment") dated as of August 31, 1998 (the "Amendment Effective Date") is made and entered into by and among SMITH INTERNATIONAL, INC. (the "Borrower"), a Delaware corporation, the banking institutions (each, together with its successors and assigns, a "Bank" and collectively, the "Banks") from time to time a party to the Loan Agreement (as hereinafter defined), as amended by this Amendment, ABN AMRO BANK N.V., HOUSTON AGENCY and DEN NORSKE BANK AS, as Co-Agents (in such capacity, together with their successors in such capacity, collectively called the "Co-Agents") and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION (formerly known as Texas Commerce Bank National Association), a national banking association, as agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent").


RECITALS:

         WHEREAS, the Borrower, the Banks, the Co-Agents, and the Agent are parties to a Loan Agreement dated as of April 4, 1996, as amended by instruments dated April 8, 1997 and December 23, 1997 (the "Loan Agreement"); and

         WHEREAS, the Borrower, the Banks, the Co-Agents, and the Agent have agreed, on the terms and conditions herein set forth, that the Loan Agreement be amended in certain respects;

         NOW, THEREFORE, IT IS AGREED:

         Section 1. Definitions. Terms used herein which are defined in the Loan Agreement shall have the same meanings when used herein unless otherwise provided herein.

         Section 2. Amendments to the Loan Agreement. On and after the Amendment Effective Date, the Loan Agreement shall be amended as follows:

         (a) The phrase "in each case, without duplication" is hereby added to the end of the definition of "Interest Coverage Ratio" set forth in
Section 1.1 of the Loan Agreement.

         (b) Section 7.3(a) of the Loan Agreement is hereby amended to read in its entirety as follows:

                  (a) Debt to Total Capitalization Ratio - a Debt to Total Capitalization Ratio of not greater than (i) 55% for the period from the date hereof through December 31, 1998, (ii) 52.5% for the period from January 1, 1999 through March 31, 1999, (iii) 50% for the period from April 1, 1999 through June 30, 1999, (iv) 47.5% for the period from July 1, 1999 through September 30, 1999 and (iv) 45% at all times thereafter.

         (c) A new Section 7.12 is hereby added to the Loan Agreement, such new Section to read in its entirety as follows:




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                  7.12 Year 2000. Any reprogramming required to permit the
         proper functioning, in and following the year 2000, of (i) the Borrower's and any of its Material Subsidiaries' computer systems and
         (ii) material equipment, in the aggregate, containing embedded microchips (including systems and equipment supplied by others or with which the Borrower's and any of its Material Subsidiaries' systems interface) and the testing of all such systems and equipment will be completed by June 30, 1999. The cost to the Borrower and its Material Subsidiaries of such reprogramming and testing and of reasonably foreseeable consequences of year 2000 to the Borrower and its Material Subsidiaries (including, without limitation, reprogramming errors and failure of others' systems or equipment, excluding the Borrower's third party suppliers and financial institutions) will not result in an Event of Default or a Material Adverse Effect. Except for such of the reprogramming referred to in the preceding sentence as may be necessary, the computer and management systems of the Borrower and its Material Subsidiaries are and, with ordinary course upgrading and maintenance, will continue for the term of this Agreement to be, sufficient to permit the Borrower and its Material Subsidiaries to conduct their business without a Material Adverse Effect.

         Section 3. Limitations. The amendments set forth herein are limited precisely as written and shall not be deemed to (a) be a consent to, or waiver or modification of, any other term or condition of the Loan Agreement or any of the other Loan Documents, or (b) except as expressly set forth herein, prejudice any right or rights which the Banks may now have or may have in the future under or in connection with the Loan Agreement, the Loan Documents or any of the other documents referred to therein. Except as expressly modified hereby or by express written amendments thereof, the terms and provisions of the Loan Agreement, the Notes, and any other Loan Documents or any other documents or instruments executed in connection with any of the foregoing are and shall remain in full force and effect. In the event of a conflict between this Amendment and any of the foregoing documents, the terms of this Amendment shall be controlling.

         Section 4. Payment of Expenses. The Borrower agrees, whether or not the transactions hereby contemplated shall be consummated, to reimburse and save the Co-Agents, the Agent and the Bank(s) harmless from and against liability for the payment of all reasonable substantiated out-of-pocket costs and expenses arising in connection with the preparation, execution, delivery and enforcement of, or the preservation of any rights under this Amendment, including, without limitation, the reasonable fees and expenses of any local or other counsel for the Agent, and all stamp taxes (including interest and penalties, if any), recording taxes and fees, filing taxes and fees, and other similar charges which may be payable in respect of, or in respect of any modification of, the Loan Agreement and the other Loan Documents. The provisions of this Section shall survive the termination of the Loan Agreement and the repayment of the Loans.

         Section 5. Governing Law. This Amendment and the rights and obligations of the parties hereunder and under the Loan Agreement shall be construed in accordance with and be governed by the laws of the State of Texas and the United States of America.

         Section 6. Descriptive Headings, etc. The descriptive headings of the several Sections of this Amendment are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.


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         Section 7. Entire Agreement. This Amendment and the documents referred to herein represent the entire understanding of the parties hereto regarding the subject matter hereof and supersede all prior and contemporaneous oral and written agreements of the parties hereto with respect to the subject matter hereof, including, without limitation, any commitment letters regarding the transactions contemplated by this Amendment.

         Section 8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts and all of such counterparts shall together constitute one and the same instrument. Complete sets of counterparts shall be lodged with the Borrower and the Agent.

         Section 9. Amended Definitions. As used in the Loan Agreement (including all Exhibits thereto) and all other instruments and documents executed in connection therewith, on and subsequent to the Amendment Effective Date the term (i) "Agreement" shall mean the Loan Agreement as amended by this Amendment, and (ii) references to any and all other Loan Documents shall mean such documents as amended as contemplated hereby.

            NOTICE PURSUANT TO TEX. BUS. & COMM. CODE SECTION 26.02


         THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES BEFORE OR SUBSTANTIALLY CONTEMPORANEOUSLY WITH THE EXECUTION HEREOF TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized offices as of the date first above written.

                                       SMITH INTERNATIONAL, INC.


                                       By: /s/ J. KENNEDY
                                          --------------------------------------
                                       Name:   J. Kennedy
                                            ------------------------------------
                                       Title:  Chief Financial Officer
                                             -----------------------------------



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                                       CHASE BANK OF TEXAS, NATIONAL
                                        ASSOCIATION, as the Agent and as a Bank


                                       By: /s/ MONA M. FOCH
                                          --------------------------------------
                                       Name:   Mona M. Foch
                                            ------------------------------------
                                       Title:  Managing Director
                                             -----------------------------------



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                                       ABN AMRO BANK N.V., HOUSTON AGENCY,
                                as Co-Agent and as a Bank

                                       By:  ABN AMRO North America, Inc.,
                                            as agent

                                            By: /s/ STUART MURRAY
                                               ---------------------------------
                                            Name:   Stuart Murray
                                                 -------------------------------
                                            Title:  Vice President
                                                  ------------------------------


                                            By: /s/ JAMIE A. CONN
                                               ---------------------------------
                                            Name:   Jamie A. Conn
                                                 -------------------------------
                                            Title:  Vice President
                                                  ------------------------------



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                                       DEN NORSKE BANK AS,
                                       as Co-Agent and as a Bank

                                       By: /s/ MORTEN BJORNSEN
                                          --------------------------------------
                                       Name:   Morten Bjornsen
                                            ------------------------------------
                                       Title:  Senior Vice President
                                             -----------------------------------


                                       By: /s/ BYRON L. COOLEY
                                          --------------------------------------
                                       Name:   Byron L. Cooley
                                            ------------------------------------
                                       Title:  Senior Vice President
                                             -----------------------------------



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                                       BANK OF AMERICA


                                       By: /s/ CLAIRE LIU
                                          --------------------------------------
                                       Name:   Claire Liu
                                            ------------------------------------
                                       Title:  Managing Director
                                             -----------------------------------


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                                       WELLS FARGO BANK (TEXAS), NATIONAL
                                       ASSOCIATION



                                       By: /s/ FRANK W. SCHAGEMAN
                                          --------------------------------------
                                       Name:   Frank W. Schageman
                                            ------------------------------------
                                       Title:  Vice President
                                             -----------------------------------


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                                       UNION BANK OF CALIFORNIA N.A.


                                       By: /s/ ANDREW G. EWING, JR.
                                           -------------------------------------
                                       Name:   Andrew G. Ewing, Jr.
                                            ------------------------------------
                                       Title:  Vice President
                                             -----------------------------------


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                                       BANK OF NEW YORK



                                       By: /s/ HELEN L. SARRO
                                           -------------------------------------
                                       Name:   Helen L. Sarro
                                            ------------------------------------
                                       Title:  Assistant Vice President
                                             -----------------------------------




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                                       FIRST UNION NATIONAL BANK (successor
                                       to Corestates Bank, N.A.)



                                       By: /s/ ROBERT R. WETTEROFF
                                           -------------------------------------
                                       Name:   Robert R. Wetteroff
                                            ------------------------------------
                                       Title:  Senior Vice President
                                             -----------------------------------



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